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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported) October 18, 1996 Commission File Number 000-26071


                         SINCLAIR BROADCAST GROUP, INC.
                           (Exact name of registrant)


      Maryland                                          52-1494660
 (State of organization)                 (I.R.S. Employer Identification Number)


                2000 West 41st Street, Baltimore, Maryland 21211
              (Address of principal executive offices and zip code)

                                 (410) 467-5005
                         (Registrant's telephone Number)












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ITEM 5.  OTHER EVENTS

                  Sinclair  Broadcast  Group,  Inc.,   incorporates   herein  by
reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS
                                                                    Sequentially
           Exhibit No.                                             Numbered Page
           -----------                                             -------------

           99  Press Release by Sinclair Broadcast Group, Inc.,
               dated October 18, 1996 ..........................         5







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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SINCLAIR BROADCAST GROUP, INC.



                                     BY:   /s/ DAVID B. AMY
                                           ------------------------------
                                            David B. Amy
                                            Chief Financial Officer/
                                            Principal Accounting Officer



Dated:  October 21, 1996